ASPIRO Phase 1/2 Gene Therapy Trial in X-Linked Myotubular Myopathy (XLMTM): Update on Preliminary Safety and Efficacy Findings Perry Shieh, MD PhD Associate Professor of Neurology, University of California Los Angeles Exhibit 99.2

Disclosures Principal Investigator in the INCEPTUS and ASPIRO XLMTM clinical trials Advisory boards Audentes, Sarepta, Roche, Avexis, Biogen Speakers’ bureau Biogen, Alexion, CSL Behring, Grifols

X-Linked Myotubular Myopathy (XLMTM)

Monogenic disease caused by mutations in the *MTM1* gene[1]



MTM1 gene
1
MTM1 gene produces myotubularin protein[1]
Myotubularin dephosphorylates critical second messenger proteins
P
PtdIns3P
PtdIns(3,5)P2
2
SR
3

Myotubularin required for correct

- Muscle growth and differentiation[2,3]
- Cellular organization and structure[2–4]
- Cellular function[2,4,5]



scale bar = 40 µm

Muscle biopsy from 2-month old boy with XLMTM shows:[6]

- Abnormal fiber size variation
- Central nucleation (inset)
- Muscle fiber atrophy

SR, sarcoplasmic reticulum

1. Raess MA, et al. Adv Biol Regul 2017;63:49–58
2. Buj-Bello A, et al. PNAS 2002;99:15060–5
3. Di Paolo G, et al. Nature 2006;443:651–7
4. Hnia K, et al. J Clin Invest 2011;121:70–85
5. Amoasii L, et al. J Cell Sci 2013;126(Pt 8):1806–19
6. Lawlor MW, et al. J Neuropathol Exp Neurol 2016;75:102–10

XLMTM – Natural History

Half of XLMTM patients do not survive past 18 months

- Incidence ≈1 in 40–50K newborn males[1–4]
- Estimated 50% mortality by 18 months[2]
  - 10-year survival of ≈75% thereafter[3]
- Motor milestones are substantially delayed or not achieved[1,4]
  - Most cannot sit without support >10s[4]
  - ≈70–85% of patients are nonambulant[1,4]
- >80% require breathing support and feeding tubes[1,2]
- High rates of healthcare utilization, hospitalization, and surgical intervention[1,2]

1. Annoussamy M, et al. Neurology 2019;92:e1852–67
2. Beggs AH, et al. Muscle Nerve 2018;57:550–60
3. Vandersmissen I, et al. Neuromuscul Disord 2018;28:766–7
4. Amburgey K, et al. Neurology 2017;89:1355–64

ITR, inverted terminal repeat; Des, human desmin promoter polyA, polyadenylation signal; SA, splice acceptor; SD, splice donor 1. Mack DL, et al. Mol Ther 2017;25:839–54 AT132: rAAV8-Des-hMTM1 First systemic gene therapy utilizing the muscle-specific desmin promoter AAV8 effectively transduces skeletal muscle1 MTM1 gene encodes myotubularin, an enzyme required for normal development and function of skeletal muscle

CHOP INTEND, Children's Hospital of Philadelphia Infant Test of Neuromuscular Disorders BL, baseline; mo, months; Wk, week ASPIRO, NCT03199469; INCEPTUS, NCT02704273 ASPIRO Phase 1/2 Clinical Study of AT132 An open-label, ascending-dose, safety and preliminary efficacy study AT132 administration Inclusion criteria Subject is male <5 years old, or enrolled in INCEPTUS Genetically confirmed XLMTM Requires ventilator support Key efficacy assessments Respiratory Ventilator use Maximal inspiratory pressure (MIP) Neuromuscular Developmental milestones CHOP INTEND Muscle biopsy Histology Vector copy number Protein expression Weeks 9–16 taper Wk 12 Wk 11 Wk 10 Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 8 Wk 9 Wk 7 Assessments Neuromuscular Respiratory Developmental milestones Muscle biopsy INCEPTUS Subjects Wk 13 Wk 14 Weeks 1–8 Prednisolone 1mg/kg/day BL Wk 15 6 mo 12 mo Wk 16 9 mo

ASPIRO Patient Enrollment and Follow-up Eleven patients enrolled in the INCEPTUS observational run-in study have transitioned into ASPIRO Interim data as of April 8, 2019 Duration in the study (years) Age at dosinga (years) Cohort 1 Cohort 2 Patient ID 0.8 4.1 2.5 4 0.8 0.7 0.7 1.3 6.8 2.3 2.4 Follow-up period aFor control patients, age recorded at baseline visit Cohort 1: 1x1014vg/kg; Cohort 2: 3x1014vg/kg Age (years)

Safety and Tolerability

AT132 Well Tolerated with Manageable Safety Profile

No clinically meaningful differences observed between doses

Cohort	Patient #	Possibly/probably treatment-related serious AEs	Comments
Cohort 1	1	None	
	2	None	
	3	■ Previously reported, Week 7: Troponin I increased, CK increased, and possible myocarditis ■ Previously reported, Week 21: Atrial tachycardia	■ Troponemia/possible myocarditis resolved with treatment ■ Patient was noted to have experienced an episode of tachycardia prior to enrollment in ASPIRO
	5	None	
	6	None	
	7	None	
	4 (Control)	None	
Cohort 2	8	None	
	9	■ Week 11: Cholestasis	■ Cholestasis treated with ursodeoxycholic acid and oral steroids (patient had history of cholestasis and hyperbilirubinemia). Resolved
	10	■ Week 1: Vomiting, nausea, fever and thrombocytopenia ■ Week 4: Troponin I and ST segment elevation indicative of mild myocarditis	■ Platelet count of 74,000/microliter, recovered in < 1 week ■ Mild myocarditis, troponin I and ST segment elevation resolved with treatment. Normal ejection fraction and no wall motion abnormalities
	11 (Control)	None	

Since the initiation of the study (Sep 2017): there are 47 AEs (including SAEs) considered related/possibly related.

There are 35 non-serious AEs related/possibly related

Interim data as of April 8, 2019

Cohort 1: 1x1014vg/kg; Cohort 2: 3x1014vg/kg; AE, adverse event; CK, creatine kinase

Muscle Biopsy

Cohort 1: 1x1014vg/kg; Cohort 2: 3x1014vg/kg Interim data as April 8, 2019 Robust Transduction, Transcription and Protein Expression AT132 produced dose-dependent increases in the gastrocnemius muscle at Week 24 Patient 1 Patient 2 Patient 3 Patient 5 Patient 6 Patient 7 Patient 8 Patient 9 Patient 10 Cohort 1 Cohort 2 Median (vc/dg) 2.46 13.8 Cohort 1 Cohort 2 Median (ratio) 21.72 69.5 Cohort 1 Cohort 2 Median (% normal) 83.2 202.3 vc/diploid genome MTM1 mRNA ratio (Transgene:Reference gene) Myotubularin expression (% normal) Vector copy number mRNA Protein expression

Patient 1 Patient 2 Patient 3 Patient 5 Patient 6 Patient 7 MTM1 mRNA ratio (Transgene:Reference gene) Interim data as April 8, 2019 Molecular Findings Consistent Across Muscle Groups Cohort 1 showed robust increases in transduction, transcription, and protein expression in the vastus lateralis muscle at Week 48 Vector copy number Protein expression Cohort 1 Cohort 2 Median (vc/dg) 2 Pending Cohort 1 Cohort 2 Median (ratio) 24.2 Pending Cohort 1 Cohort 2 Median (% normal) 85.2 Pending Cohort 1: 1x1014vg/kg; Cohort 2: 3x1014vg/kg Myotubularin expression (% normal) mRNA vc/diploid genome

Improvement in Histopathological Hallmarks of XLMTM

Cohort 1 shows progressive improvement from 24 to 48 weeks

Cohort 1 Representative Histology

- Baseline – Classic XLMTM pathology including fiber smallness, internally placed nuclei, and central aggregates of organelles on NADH stain
- Week 24 – Organelle mislocalization improves markedly, but abnormalities of fiber size and internal nucleation remain
- Week 48 – Fiber size abnormalities are markedly improved in most samples between 24 and 48 week timepoints, but internal nucleation persisted in many samples
- Overall pattern is consistent across Cohort 1 biopsies



Baseline
Week 24
Week 48
Healthy 5-year-old
H&E
NADH

Cohort 1: $1x10^{14}$vg/kg
H&E, hematoxylin and eosin; NADH, nicotinamide adenine dinucleotide

Interim data as April 8, 2019

Histopathological Findings in Cohort 2 Suggest More Rapid Rate of Pathological Recovery

Cohort 2 Representative Histology

- Cohort 2 biopsy at Week 24 shows the same recovery as observed in patients from Cohort 1 at 48 weeks
- Baseline – Classic XLMTM pathology including fiber smallness, internally placed nuclei, and central aggregates of organelles on NADH stain
- Week 24 – Fiber size and organelle mislocalization improvements are similar to or better than Cohort 1 biopsies


Baseline
Week 24
Healthy 2-year-old
H&E
NADH

Cohort 1: 1x10^{14}vg/kg; Cohort 2: 3x10^{14}vg/kg
H&E, hematoxylin and eosin; NADH, nicotinamide adenine dinucleotide

Interim data as April 8, 2019

Neuromuscular Function CHOP INTEND and Developmental Milestones

64 Control patients Patient ID Baseline score Latest score Change from baseline (%) Cohort 1 1 29 56 (Wk48) +93 2 45 64 (Wk48) +42 3 34 39 (Wk48) +15 4 49 47 (Wk48) -4 5 36 63 (Wk48) +75 6 39 53 (Wk48) +36 7 43 64 (Wk48) +49 Cohort 2 8 36 61 (Wk24) +69 9 39 55 (Wk24) +41 10 29 46 (Wk24) +59 11 42 37 (Wk12) -12 Significant Improvements in Neuromuscular Function All treated patients showed rapid and clinically meaningful increases in CHOP INTEND scores CHOP INTEND, Children's Hospital of Philadelphia Infant Test of Neuromuscular Disorders Cohort 1: 1x1014vg/kg; Cohort 2: 3x1014vg/kg Interim data as of April 8, 2019 Maximum score = 64 points (typically reached by healthy infants approximately 3-6 months of age) Patient in halo traction device

CHOP INTEND, Children's Hospital of Philadelphia Infant Test of Neuromuscular Disorders BL, baseline; LS, Least Squares Bars indicate standard error Interim data as of April 8, 2019 LS Mean Increase in CHOP INTEND Score Treated patients showed sustained clinical improvements in motor function Treated Control Weeks after ASPIRO baseline Change from baseline in CHOP INTEND score (LS mean) BL

Motor Milestones: Head Control Treated patients show progressive attainment of milestones regardless of age Months after birth Age 1 Age 2 Age 3 Age 4 Age 5 Age 6 Age 7 1 2 3 4 5 6 7 8 9 10 11 12 Head control   1 11 2 9   5 10 4   6   7   8 Interim data as of April 8, 2019 Patient 3 not evaluable because of halo traction device Control Patients (4 and 11): Untreated; Cohort 1: Treated patients received AT132 1´1014 vg/kg; Cohort 2: Treated patients received AT132 3´1014 vg/kg Upper end of normal window of achievement # # # Patient ID (Control, Cohort 1, Cohort 2) Able to perform Unable to perform Data not available For all patients, colored bars start at the age of the patient at treatment start and end at the latest assessment visit per patient

Motor Milestones: Rolling From Back to Stomach Treated patients show progressive attainment of milestones regardless of age Months after birth Age 1 Age 2 Age 3 Age 4 Age 5 Age 6 Age 7 1 2 3 4 5 6 7 8 9 10 11 12 Rolling from back to stomach   1 11 2 9 5 10 4 6 7 8 Interim data as of April 8, 2019 Patient 3 not evaluable because of halo traction device Control Patients (4 and 11): Untreated; Cohort 1: Treated patients received AT132 1´1014 vg/kg; Cohort 2: Treated patients received AT132 3´1014 vg/kg Upper end of normal window of achievement # # # Patient ID (Control, Cohort 1, Cohort 2) Able to perform Unable to perform Data not available For all patients, colored bars start at the age of the patient at treatment start and end at the latest assessment visit per patient

Motor Milestones: Sitting 30 sec Without Support Treated patients show progressive attainment of milestones regardless of age Months after birth Age 1 Age 2 Age 3 Age 4 Age 5 Age 6 Age 7 1 2 3 4 5 6 7 8 9 10 11 12 Sitting 30 sec without support 1 11 2 9 5 10 4 6 7 8 Interim data as of April 8, 2019 Patient 3 not evaluable because of halo traction device Control Patients (4 and 11): Untreated; Cohort 1: Treated patients received AT132 1´1014 vg/kg; Cohort 2: Treated patients received AT132 3´1014 vg/kg Upper end of normal window of achievement # # # Patient ID (Control, Cohort 1, Cohort 2) Able to perform Unable to perform Data not available For all patients, colored bars start at the age of the patient at treatment start and end at the latest assessment visit per patient

Motor Milestones: Makes Stepping Movements Treated patients show progressive attainment of milestones regardless of age Months after birth Age 1 Age 2 Age 3 Age 4 Age 5 Age 6 Age 7 1 2 3 4 5 6 7 8 9 10 11 12 Makes stepping movements 1 11 2 9 5 10 4 6 7 8 Interim data as of April 8, 2019 Patient 3 not evaluable because of halo traction device Control Patients (4 and 11): Untreated; Cohort 1: Treated patients received AT132 1´1014 vg/kg; Cohort 2: Treated patients received AT132 3´1014 vg/kg Upper end of normal window of achievement # # # Patient ID (Control, Cohort 1, Cohort 2) Able to perform Unable to perform Data not available For all patients, colored bars start at the age of the patient at treatment start and end at the latest assessment visit per patient

Respiratory Function Maximal Inspiratory Pressure (MIP) and Ventilator Dependence

MIP 80 cmH2O: Estimated lower limit of normal in healthy children <5 years of age MIP (cmH2O) Weeks after ASPIRO baseline BL Uncuffed tracheostomy, gas leak: Patients 7 and 8 Significant Improvements in Respiratory Function Interim data as of April 8, 2019 MIP, maximum inspiratory pressure BL, baseline; MIP, maximal inspiratory pressure; Wk, week Increased respiratory muscle strength as assessed by MIP following AT132 Patient ID Baseline MIP Most recent MIP Change from baseline Cohort 1 1* 33 89 (Wk24) +170% 2 44 112 (Wk48) +155% 3 26 50 (Wk48) +92% 4 58 49 (Wk48) -16% 5 14 69 (Wk48) +393% 6 35 108 (Wk24) +209% 7 29 64 (Wk48) +121% Cohort 2 8 31 45 (Wk24) +45% 9 11 40 (Wk24) +264% 10 28 16 (Wk24) -43% 11 34 29 (Wk12) -15% Control patients *Unable to collect at Week 48 due to forceful opposition by the patient Maximum Inspiratory Pressure (cmH2O)

MIP, maximal inspiratory pressure; ctrl, control; BL, baseline; Wk, week LS, Least Squares means estimated with Repeated Measures ANOVA Model Bars indicate standard error Interim data as April 8, 2019 Sustained Clinically Meaningful Improvement in Respiratory Strength in Treated Patients Weeks after ASPIRO baseline Treated Control Weeks after ASPIRO baseline MIP (cmH2O) LS mean increase from baseline BL

Significant and Rapid Reductions in Ventilator Use in All Treated Patients Interim data as of April 8, 2019 Cohort 1: 1x1014vg/kg; Cohort 2: 3x1014vg/kg BiPAP, bilevel positive airway pressure; BL, baseline; Inv, invasive; Wk, week Ventilator independence achieved by 4 patients to date Interim data as of April 8, 2019 Patient ID Status at baseline (h/day) Most recent status Change from baseline Cohort 1 1 BiPAP (12h) 0 (Wk48) -100% 2 Inv (17h) 6 (Wk 48) -65% 3 Inv (24h) 0 (Wk48) -100% 4 BiPAP (12h) 12 (Wk48) 0% 5 Inv (22.7h) 2 (Wk48) -88% 6 Inv (24h) 0 (Wk48) -100% 7 Inv (23.5h) 0 (Wk48) -100% Cohort 2 8 Inv (22.5h) 8 (Wk28) -64% 9 Inv (24h) 18 (Wk24) -25% 10 Inv (24h) 13.5 (Wk24) -56% 11 Inv (23.8h) 24 (Wk20) +0.84% Control patients Ventilator status Ventilator dependence over 24 hours Weeks after ASPIRO baseline BL

NMD, neuromuscular disease; BL, baseline; LS, Least Squares means estimated with Repeated Measures ANOVA Model Bars indicate standard error Interim data as April 8, 2019 Treated Patients Have Achieved Reductions in Ventilator Dependence Not Previously Observed in Chronically Ventilated Patients with NMD Ventilator dependence over 24 hours Weeks after ASPIRO baseline Treated Patient 4 (Control) Patient 11 (Control) BL

Patient Video Please: No photographic or video recordings of patient videos

Interim data as of April 8, 2019 ASPIRO Key Findings to Date AT132 has been generally well tolerated and has shown manageable safety profile across both dose cohorts Muscle biopsies show robust dose-dependent transduction, transcription, protein expression and histological improvements through Week 48 Rapid CHOP INTEND improvements maintained in both dose cohorts, with corresponding developmental milestone achievement Patients are attaining clinically significant milestones such as sitting, crawling, standing with support and stepping movements Continued unprecedented reductions in ventilator dependence, with four patients now ventilator independent

Acknowledgements XLMTM Preclinical Studies and ASPIRO Clinical Trial Anna Buj Bello Genethon Martin K. (Casey) Childers David Mack University of Washington, USA Alan H. Beggs Children’s Hospital Boston, USA Michael W. Lawlor Children’s Hospital and Medical College of Wisconsin, USA My team at the UCLA Medical Center Fellow principal investigators and their teams Carsten G Bönnemann James Dowling Nancy Kuntz Wolfgang Müller-Felber Francesco Muntoni Laurent Servais Barbara Smith and Barry Byrne The children, families and the entire XLMTM patient community for their cooperation and participation in these studies Patient advocacy organizations The Joshua Frase Foundation MTM-CNM Family Connection The Myotubular Trust Where There’s a Will There’s A Cure Foundation for Myotubular Myopathy ZNM – Zusammen Stark! Study expert trainers Biopsy Review Committee Audentes team members Audentes Board of Scientific and Clinical Advisors